SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                Form 8-K


                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934.

                       Date of report: May 2, 2001

                             Lotus Pacific, Inc.
           (Exact name of registrant as specified in its charter)

                                  Delaware
                           State of Organization

                                 000-24999
                            Commission File Number

                                 52-1947160
                          Employer Identification Number

      200 Centennial Avenue, Suite 201, Piscataway, New Jersey 08854
                    Address of Principal Executive Office

                              (732) 885-1750
             Registrant's Telephone Number, Including Area Code





ITEM  5.   Other Events


The Annual Shareholders meeting, originally scheduled for May 18, 2001, is postponed until further notice.





                                  Signatures



Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                        LOTUS PACIFIC, INC.


Date:  May 2, 2001


                                   By:  /s/  William G. Hu
                                       ---------------------------------
                                       William G. Hu
                                       Chief Executive Officer
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